LOOMIS SAYLES SMALL CAP GROWTH FUND

Supplement dated September 14, 2012 to the Loomis Sayles Funds Prospectus, dated February 1, 2012, as may be revised and supplemented from time to time.

Effective at the close of business on September 14, 2012, the following paragraph is added immediately after the investment minimum chart in the section “Purchase and Sale of Fund Shares” of the Prospectus:

The Loomis Sayles Small Cap Growth Fund is closed to new investors; however, in its sole discretion, Loomis Sayles may permit an investor in another Loomis Sayles managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund. For more information see the section “How to Purchase Shares” in the Statutory Prospectus.

Effective at the close of business on September 14, 2012, the section of the Prospectus entitled “How to Purchase Shares” is supplemented with the following:

In order to preserve the investment team’s strategy and remain agile in the small cap universe of stocks, the Loomis Sayles Small Cap Growth Fund is closed to new investors.

The Loomis Sayles Small Cap Growth Fund is open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants. The Fund will not be added to any future employee benefit platforms. Employee benefit plans may be permitted to invest in the Fund if they have started the process of adding the Fund as an investment option based on discussions with Loomis Sayles or the Distributor prior to September 14, 2012 and if the plan is funded by December 31, 2012.

Independent investment advisors, as well as registered representatives associated with broker/dealer firms whose clients hold existing accounts in the Loomis Sayles Small Cap Growth Fund, are allowed to add assets for their existing client accounts. Clients of independent investment advisors and registered representatives who did not have an existing account in the Fund prior to September 14, 2012 are not permitted to open new accounts.